Transamerica 10f-3 Equity Report April 2013

There were no 10f-3 equity transactions during April 2013.

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Transamerica 10f-3 Equity Report May 2013

There were no 10f-3 equity transactions during May 2013.

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Transamerica 10f-3 Equity Report June 2013




                                                                                 Unit Price of
                Offering Date/                                                   Offering/Price
Fund             Trade Date     Issuer/Security   Cusip    Offering Type  Shares Paid Per Unit  Spread Total Price Paid
----            --------------  ---------------  --------- -------------  ------ -------------- ------ ----------------
Transamerica
  Series
  Trust-
  Transamerica
  JP Morgan
  Mid Cap
  Value VP


                                 CDW
                                 Corporation
                                 (CDW)                          US
                  6/27/2013      IPO             12514G10   Registered    33,600     $17.00     $0.935     $571,200
Transamerica
  Series
  Trust-
  Transamerica
  JP Morgan
  Mid Cap
  Value VP


                                 CDW
                                 Corporation
                                 (CDW)                          US
                  6/27/2013      IPO             12514G10   Registered    34,100     $17.00     $0.935     $579,700

                                                                           Total Price Paid
                                                                           by the Fund Plus
                                                             Total Shares  Total Price paid
                Underwriter From                             Purchased by For Same Securities
                 Whom the Fund    Total Shares Total Size of  Investment   Purchased By the
Fund               Purchased        Offered    the Offering   Management   Same Sub-adviser   % of Offering
----            ----------------  ------------ ------------- ------------ ------------------- -------------
Transamerica                                                                                                JPMorgan/ Barclays/
  Series                                                                                                    Goldman, Sachs &
  Trust-                                                                                                    Co./ Deustche Bank
  Transamerica                                                                                              Securities/ Morgan
  JP Morgan                                                                                                 Stanley/ Baird/
  Mid Cap                                                                                                   Raymond James/
  Value VP                                                                                                  William Blair/
                                                                                                            Needham &
                                                                                                            Company/ Stifel/
                                                                                                            Loop Capital
                                                                                                            Markets/ The
                                                                                                            Williams Capital
                   Barclays        23,250,000  $395,250,000   1,928,200       $32,779,400         8.29%     Group, L.P.
Transamerica                                                                                                JPMorgan/ Barclays/
  Series                                                                                                    Goldman, Sachs &
  Trust-                                                                                                    Co./ Deustche Bank
  Transamerica                                                                                              Securities/ Morgan
  JP Morgan                                                                                                 Stanley/ Baird/
  Mid Cap                                                                                                   Raymond James/
  Value VP                                                                                                  William Blair/
                                                                                                            Needham &
                                                                                                            Company/ Stifel/
                                                                                                            Loop Capital
                                                                                                            Markets/ The
                                                                                                            Williams Capital
                   Barclays        23,250,000  $395,250,000   1,928,200       $32,779,400         8.29%     Group, L.P.